Exhibit 10.15

Execution Version

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (herein, this “Amendment”) is entered into as of November 27, 2024, by and among FLOWCO MASTERCO LLC, a Delaware limited liability company (“Parent Borrower”), each other Loan Party party hereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank, Swingline Lender, and a Lender.

WITNESSETH:

WHEREAS, Parent Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of August 20, 2024 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”). The Existing Credit Agreement as amended by this Amendment is referred to herein as the “Credit Agreement.” All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement;

WHEREAS, Parent Borrower has informed the Administrative Agent that, among other things, (i) the Borrowers desire to increase the Revolving Commitments pursuant to Section 2.09(d) of the Existing Credit Agreement by obtaining additional Revolving Commitments in an amount equal to $25,000,000 from JPMorgan in its capacity as a Lender under the Existing Credit Agreement (the “Specified Commitment Increase”);

WHEREAS, the Parent Borrower and the Administrative Agent have discovered the existence of a mistake or defect in Section 9.02(b) of the Existing Credit Agreement with respect to an internal Section cross-reference (the “Specified Mistake”); and

WHEREAS, (a) the Administrative Agent, the Lenders party hereto and the Loan Parties have agreed to amend certain terms of the Existing Credit Agreement pursuant to Section 2.09(d) of the Existing Credit Agreement to effectuate the Specified Commitment Increase as set forth in Section 1 hereof, and (b) the Administrative Agent and the Loan Parties have agreed to amend certain terms of the Existing Credit Agreement pursuant to Section 9.02(e) of the Existing Credit Agreement to correct the Specified Mistake, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Loan Parties, the Lenders party hereto and the Administrative Agent hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Amendment to Existing Credit Agreement. Section 9.02(b) of the Existing Credit Agreement shall be and it hereby is amended by replacing the reference to “Section 2.09(f)” in the first sentence thereof with “Section 2.09(e)”.

1.2 Amendment to Commitment Schedule. The Commitment Schedule attached to the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth on Annex 1 attached to this Amendment.

SECTION 2. Reallocation and Increase of Commitments. Pursuant to Section 2.09(f), the Administrative and JPMorgan, in its capacity as a Lender electing to increase its Revolving Commitment pursuant to Section 2.09(d) (in such capacity, the “Increasing Lender”), agree to take and shall take all actions required under Section 2.09(f) with respect to (i) the reallocation of the Revolving Commitments as set forth on Annex 1 attached to this Amendment, and (ii) the increase of the Increasing Lender’s Revolving Commitment, in each case, on the First Amendment Effective Date. Pursuant to Section 2.09(f) of the Credit Agreement, on the First Amendment Effective Date and after giving effect to such reallocation and increase of the Revolving Commitments, (x) the Administrative Agent shall notify the Borrowers, the Lenders and the Issuing Banks of the First Amendment Effective Date, which notice shall be conclusive and binding, and (y) the Revolving Commitment of each Lender shall be as set forth in the revised Commitment Schedule as set forth on Annex 1 attached hereto. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 9.04(b)(ii)(C) of the Credit Agreement with respect to the reallocations contemplated by this Section 2. On the First Amendment Effective Date, the Administrative Agent agrees to and shall take the actions specified in Section 9.04, including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.

SECTION 3. Conditions Precedent. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the reallocation and increase of Revolving Commitments contained in Section 2 of this Amendment shall be effective upon the waiver or satisfaction of each of the conditions set forth in this Section 3 (the “First Amendment Effective Date”).

3.1 Execution and Delivery. The Parent Borrower and the other Loan Parties shall have executed and delivered to the Administrative Agent (or its counsel) this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to Administrative Agent.

3.2 Officer’s Certificate. The Administrative Agent shall have received (a) a certificate of each Loan Party, dated the First Amendment Effective Date and executed by its Secretary, Assistant Secretary or other Responsible Officer, which shall (i) certify the resolutions of its Board of Directors, members or other body, as applicable, authorizing the execution, delivery and performance of this Amendment and any other Loan Documents entered into in connection herewith to which it is a party, (ii) identify by name and title and bear the signatures of officers of each Loan Party authorized to sign the Loan Documents to which it is a party, and (iii) contain appropriate attachments, including the certificate or articles of incorporation or organization, as applicable, of each Loan Party certified by the relevant authority of the jurisdiction of organization of each Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, or other organizational or governing documents, and (b) a good standing certificate for each Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction.

3.3 Fees. The Administrative Agent shall have received all fees required to be paid, and all expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsel) for which invoices have been presented at least one (1) Business Day prior to the First Amendment Effective Date.

3.4 Representations and Warranties. The representations and warranties of each Loan Party set forth in Section 4 of this Amendment are true and correct as of the date hereof.

SECTION 4. Representations and Warranties of the Loan Parties. In order to induce the Administrative Agent and the Lenders party hereto to execute and deliver this Amendment, each Loan Party hereby represents to the Administrative Agent and the Lenders that, as of the date hereof:

4.1 Reaffirmation of Representations and Warranties/Further Assurances. Both before and after giving effect to the amendments contained herein, each representation and warranty of each such Loan Party contained in the Existing Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by each Loan Party of this Amendment are within each such Loan Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.3 Enforceability. This Amendment constitutes the valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application (regardless of whether considered in a proceeding in equity or at law).

4.4 No Default. As of the date hereof, immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens. By its signature below, each Loan Party hereby (a) acknowledges and agrees that, except as expressly provided herein, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect, (b) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and each other Loan Document to which it is a party, (c) ratifies and reaffirms all of the Liens granted by it to secure the payment and performance of the Secured Obligations and (d) acknowledges that, except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of (i) any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents or (ii) any Default now existing or hereafter arising.

5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses. Each Loan Party hereby agrees to pay all reasonable and documented fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents to the extent required pursuant to Section 9.03 of the Credit Agreement.

5.4 Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronics Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10

OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

5.8 Reference to and Effect on the Loan Documents. This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment.

[SIGNATURE PAGES TO FOLLOW]

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

BORROWERS:

FLOWCO MASTERCO LLC, a Delaware limited liability company

By:	/s/ Joe Bob Edwards
	Name:	Joe Bob Edwards
	Title:	Chief Executive Officer

FLOWCO PRODUCTIONS LLC, a Delaware limited liability company

By:	/s/ Susan Horton
	Name:	Susan Horton
	Title:	Treasurer

ESTIS INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Christopher Courtney
	Name:	Christopher Courtney
	Title:	Treasurer

FLOGISTIX INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Jim Merrill
	Name:	Jim Merrill
	Title:	Treasurer

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

OTHER LOAN PARTIES:

ESTIS COMPRESSION, LLC, a Delaware limited liability company

By:	/s/ Christopher Courtney
	Name:	Christopher Courtney
	Title:	Treasurer

MCCLUNG ENERGY SERVICES, LLC, a Texas limited liability company

By:	/s/ Christopher Courtney
	Name:	Christopher Courtney
	Title:	Treasurer

ESTIS COMPRESSION MANAGEMENT, INC., a Delaware corporation

By:	/s/ Christopher Courtney
	Name:	Christopher Courtney
	Title:	Treasurer

MCCLUNG MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ Christopher Courtney
	Name:	Christopher Courtney
	Title:	Treasurer

ESTIS MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ Christopher Courtney
	Name:	Christopher Courtney
	Title:	Treasurer

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

OTHER LOAN PARTIES:

FLOGISTIX, LP, a Texas limited partnership

By: Flogistix GP, LLC, its General Partner

By:	/s/ Jim Merrill
	Name:	Jim Merrill
	Title:	Treasurer

FLOGISTIX GP, LLC, a Delaware limited liability company

By:	/s/ Jim Merrill
	Name:	Jim Merrill
	Title:	Treasurer

GAS LIFT PRODUCTION SOLUTIONS LLC, a Texas limited liability company

By: Flowco Productions LLC, its Sole Member

By:	/s/ Susan Horton
	Name:	Susan Horton
	Title:	Treasurer

INDUSTRIAL VALVE MANUFACTURING LLC, a Texas limited liability company

By: Flowco Productions LLC, its Sole Member

By:	/s/ Susan Horton
	Name:	Susan Horton
	Title:	Treasurer

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

OTHER LOAN PARTIES:

PATRIOT ARTIFICIAL LIFT, LLC, a Texas limited liability company

By: Flowco Productions LLC, its Sole Member

By:	/s/ Susan Horton
	Name:	Susan Horton
	Title:	Treasurer

FPS LOGISTICS, L.L.C., a Texas limited liability company

By: Flowco Productions LLC, its Sole Member

By:	/s/ Susan Horton
	Name:	Susan Horton
	Title:	Treasurer

SPM COMPLETION SYSTEMS, LLC, a Texas limited liability company

By: Flowco Productions LLC, its Sole Member

By:	/s/ Susan Horton
	Name:	Susan Horton
	Title:	Treasurer

FPS PROPERTIES LLC, a Texas limited liability company

By: Flowco Productions LLC, its Sole Member

By:	/s/ Susan Horton
	Name:	Susan Horton
	Title:	Treasurer

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ J. Devin Mock
	Name:	J. Devin Mock
	Title:	Authorized Officer

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE

Annex I

COMMITMENT SCHEDULE

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$165,000,000.00
Sumitomo Mitsui Banking Corporation	$100,000,000.00
Bank of America, N.A.	$90,000,000.00
Bank OZK	$90,000,000.00
Regions Bank	$60,000,000.00
Bank of Montreal	$60,000,000.00
First-Citizens Bank & Trust Company	$50,000,000.00
Texas Capital Bank	$50,000,000.00
Cadence Bank	$40,000,000.00
BOKF, NA	$20,000,000.00

Total	$725,000,000.00